UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2007

Cardima, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22419	94-3177883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47266 Benicia Street, Fremont, California, 94538
 (Address of principal executive offices and zip code)

(510) 354-0300
 (Registrant’s telephone number, including area code)

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
      Phone: (212) 930-9700
     Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02                      None-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review.

On November 16, 2007, in connection with the preparation of the quarterly report on Form 10-QSB for the quarterly period ended September 30, 2007 of Cardima, Inc. (the “Company”), the Company’s Board of Directors based on the advise rendered by the Company’s independent registered public accounting firm determined that its previously issued financial statements as of and for the three-month period ended June 30, 2007 included in its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission on August 30 , 2007 (the “Q2 2007 Form 10-QSB”), should no longer be relied upon as a result of incorrect accounting for certain non-cash debt extinguishment. This had the effect of understating the Company's Net Loss Attributable to Common Stockholders by approximately $21.7 million or $2.21 per share. As originally stated for the three and six months ended June 30, 2007, Net Income (loss) and Net Income (loss) per share were $4,367,000, $0.42  and $(2,657,000), $(0.26) respectively.  As restated for the three and six months ended June 30, 2007, Net (loss) and Net (loss) per share were $(17.4) million, $(1.69) and $(27.2) million, $(2.65) respectively.

Subsequently, the Company’s Board of Directors determined that its previously issued financial statements as of and for the three-month periods ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007. September 30, 2007, and the year ended December 31, 2006 should no longer be relied upon as a result of the Company's determination that it had incorrectly accounted for the non-cash extinguishment of debt and commitment of unauthorized shares.

All incorrect accounting related to the restructuring of certain of the Company’s debt obligations.  On June 7, 2007, Apix International Limited, a lender to the Company, converted all of its debt and warrants into 88,000,000 shares of common stock of the Company, as described in the Company’s Current Report on Form 8-K filed June 25, 2007. As a result, $46,000,000 was credited to Shareholder Equity (additional paid-in-capital) on the Company’s balance sheet.  That amount included $35,000,000 for the conversion of the shares and $11,000,000 for the reversal of the authorized share liability at June 30, 2007.

The misstatement had the effect of understating the company’s net loss for the relevant reporting periods as set forth in the following tables:

			Three Months Ended March 31, 2006			Year Through March 31, 2006

			as originally		as	as originally		as
			reported	restatement	restated	reported	restatement	restated
Operating Income		(loss)	(1,200)		(1,200)	(1,200)		(1,200)
					-			-
Interest	Income	(Expense)	(2,151)	2,072	(79)	(2,151)	2,072	(79)
					-			-
Other	Income	(Expense)	(225)	225	-	(225)	225	-
Loss on extinguishment of				(2,256)	(2,256)		(2,256)	(2,256)
Excess share other expense
Net Income		(loss)	(3,576)	41	(3,535)	(3,576)	41	(3,535)

Basic earnings per share			(0.04)		(0.03)	(0.04)		(0.03)

Fully diluted shares per share			(0.04)		(0.03)	(0.04)		(0.03)
Shares used in computing basic and diluted net loss per share			101,638		101,638	101,638		101,638

			Three Months Ended June 30, 2006			Year Through June 30, 2006

			as originally		as	as originally		as
			reported	restatement	restated	reported	restatement	restated
Operating Income			(1,188)		(1,188)	(2,388)		(2,388)

Interest	Income	(Expense)	(1,412)	1,301	(111)	(3,563)	3,373	(190)
Interest Income								-
Other	Income	(Expense)	(2,481)	2,481	-	(2,706)	2,706	-
Loss on extinguishment of debt due to modification							(2,256)	(2,256)
Excess share other expense				(776)	(776)		(776)	(776)
Net Income		(loss)	(5,081)	3,006	(2,075)	(8,657)	3,047	(5,610)

Basic earnings per share			(0.05)		(0.02)	(0.09)		(0.06)

Fully diluted shares per share			(0.05)		(0.02)	(0.09)		(0.06)

Shares used in computing basic and			101,688.00		101,688	101,666		101,666
diluted net loss per share

			Three Months Ended September 30, 2006			Year Through September 30, 2006

			as originally		as	as originally		as
			reported	restatement	restated	reported	restatement	restated
Operating Income			(1,392)		(1,392)	(3,780)		(3,780)

Interest	Income	(Expense)	(159)	8	(151)	(3,721)	3,381	(340)

Other	Income	(Expense)	2,586	(2,586)		(120)	120	-
Loss on extinguishment of debt due to modification							(2,256)	(2,256)
Excess share other expense				(634)	(634)		(1,410)	(1,410)
Net Income		(loss)	1,035	(3,212)	(2,177)	(7,621)	(165)	(7,786)

Basic earnings per share			0.01		(0.02)	(0.07)		(0.8)

Fully dilutedsharesper share			0.01		(0.02)	(0.07)		(0.8)

Shares used in computing basic and diluted net loss per share			101,915		101,915	101,675		101,675

			Year Ended December 31, 2006

			as originally		as
			reported	restatement	restated
Operating Income			(5,256)		(5,256)

Interest	Income		1		1
Interest		(Expense)	(3,897)	3,367	(530)
Other	Income	(Expense)	(381)	381	-
Loss on extinguishment of debt due to modification				(2,256)	(2,256)
Excess share other expense				(2,886)	(2,886)
Net Income		(loss)	(9,533)	(1,394)	(10,927)

Basic earnings per share			(0.09)		(0.11)

Fully diluted shares per share			(0.09)		(0.11)

Shares used in computing basic and			101,696		101,696
diluted net loss per share

			Three Months Ended March 31, 2007			Year Through March 31, 2007

			as originally		as	as originally		as
			reported	restatement	restated	reported	restatement	restated
Operating Income			(1,892)		(1,892)	(1,892)		(1,892)
					-
Interest	Income	(Expense)	(220)		(220)	(220)		(220)

Other	Income	(Expense)	(4,911)	4,911	-	(4,911)	4,911	-
Loss on extinguishment of debt due to modification
Excess share other expense				(7,737)	(7,737)		(7,737)	(7,737)
Net Income		(loss)	(7,023)	(2,826)	(9,849)	(7,023)	(2,826)	(9,849)

Basic earnings per share			(0.07)		(0.10)	(0.07)		(0.10)

Fully dilutedsharesper share			(0.07)		(0.10)	(0.07)		(0.10)

Shares used in computing basic and diluted net loss per share			102,673		102,673	102,673		102,673

			Three Months Ended June 30, 2007			Year Through June 30, 2007

			as originally		as	as originally		as
			reported	restatement	restated	reported	restatement	restated
Operating Income			(1,927)		(1,927)	(3,819)		(3,819)

Interest	Income	(Expense)	(1,655)	1,400	(255)	(1,886)	1400	(486)

Other	Income	(Expense)	7,959	(7,959)	-	3,048	(3,048)	-
Loss on extinguishment of debt due to modification				(15,182)	(15,182)		(15,182)	(15,182)
Excess share other expense							(7,737)	(7,737)
Net Income		(loss)	4,367	(21,741)	(17,364)	(2,657)	(24,567)	(27,224)

Basic earnings per share			0.42		(1.69)	(0.26)		(2.65)

Fully dilutedsharesper share			0.42		(1.69)	(0.26)		(2.65)

Shares used in computing basic and diluted net loss per share			10,286		10,286	10,285		10,285

			Three Months Ended September 30, 2007			Year Through September 30, 2007

			as originally		as	as originally		as
			reported	restatement	restated	reported	restatement	restated
Operating Income			(1,459)		(1,459)	(5,278)		(5,278)

Interest	Income	(Expense)	(2,314)	1,675	(639)	(9,651)	8,526	(1,125)

Other	Income	(Expense)	9	(9)	-	3,058	(3,058)	-
Loss on extinguishment of debt due to modification						(760)	(15,182)	(15,942)
Excess share other expense							(7,737)	(7,737)
Net Income		(loss)	(3,764)	1,666	(2,098)	(12,631)	(17,451)	(30,082)

Basic earnings per share			(0.37)		(0.20)	(1.23)		(2.93)

Fully diluted shares per share			(0.37)		(0.20)	(1.23)		(2.93)

Shares used in computing basic and diluted net loss per share			10,300		10,300	10,267		10,267

The Company’s Chief Financial Officer has discussed this matter with its independent registered public accounting firm.  The restated financial statements will be included in a footnote to the Company’s Annual Report on Form 10-K for December 31, 2007 as agreed to with the staff of the Securities and Exchange Commission.   The restated interim financial information for the periods noted above are in the process of being reviewed by the Company’s independent registered public accounting firm.

The foregoing description of the new financial statements is not a complete summary.  You are urged to read the complete document 10-K for the year ended December 31, 2007, copies of which may be found after filing on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

On March 17, 2008, the Company provided its independent registered public accounting firm with a copy of the disclosures it is making in response to Item 4.02 on this Form 8-K, and has requested that the independent registered public accounting firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  Such letter is filed herewith as Exhibit 7.1.

Item 9.01                      Financial Statements and Exhibits

( c )           Exhibits

Exhibit Number       Description

7.1	Letter from Marc Lumer & Company regarding non-reliance upon previously completed interim review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardima, Inc.

March 25, 2008	By:	/s/ Robert Cheney
Robert Cheney
Chief Financial Officer